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                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "AMENDMENT") dated as of October 31, 2005, is entered into by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership ("BORROWER"); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company ("APL NEW YORK"); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company ("APL OHIO"); ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company ("APL PENNSYLVANIA"); ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("APL OPERATING"); ATLAS PIPELINE MID-CONTINENT LLC, a Delaware limited liability company ("APL MID-CONTINENT"); ELK CITY OKLAHOMA PIPELINE, L.P., a Texas limited partnership ("ELK CITY"); ELK CITY OKLAHOMA GP, LLC, a Delaware limited liability company ("ELK CITY GP"); and ATLAS ARKANSAS PIPELINE LLC, an Oklahoma limited liability company ("ATLAS ARKANSAS"; Atlas Arkansas, Elk City GP, Elk City, APL Mid-Continent, APL New York, APL Ohio, APL Pennsylvania and APL Operating are collectively referred to herein as the "GUARANTORS," and Borrower and Guarantors are collectively referred to herein as the "OBLIGORS"); each of the lenders party hereto (individually, together with its successors and assigns, a "LENDER," and collectively, "LENDERS"); and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S

      A. Borrower, certain Guarantors, Administrative Agent and the Lenders have entered into that certain Revolving Credit and Term Loan Agreement dated as of April 14, 2005 (as renewed, extended, amended or restated from time to time, the "CREDIT AGREEMENT").

      B. Borrower has entered into that certain Stock Purchase Agreement (as amended, supplemented, restated or otherwise modified prior to the date hereof, the "STOCK PURCHASE AGREEMENT") dated of even date herewith, with Enogex Inc., an Oklahoma corporation ("ENOGEX"), whereby Borrower will purchase from Enogex all of the issued and outstanding common stock of Atlas Arkansas (the "SHARES"; the acquisition of the Shares contemplated by the Stock Purchase Agreement is herein called the "ATLAS ARKANSAS ACQUISITION").

      C. In order to facilitate the Atlas Arkansas Acquisition, Borrower has requested that Administrative Agent and the Lenders amend certain provisions of the Credit Agreement to, among other things, increase the Aggregate Maximum Revolver Amount.

      D. Administrative Agent and the Lenders have agreed to amend the Credit Agreement as so requested, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

      SECTION 1. TERMS DEFINED IN CREDIT AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

      SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions set forth in SECTION 3 hereof, the Credit Agreement is hereby amended as follows:

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      (a) Section 1.02 of the Credit Agreement (Definitions) is hereby amended as follows:

            (i) The definition of "AGGREGATE MAXIMUM REVOLVER AMOUNT" is hereby restated in its entirety to read as follows:

                  "AGGREGATE MAXIMUM REVOLVER AMOUNT at any time shall equal the sum of the Maximum Revolver Amounts of the Revolver Lenders (Four Hundred Million Dollars ($400,000,000)), as the same may be increased pursuant to SECTION 2.11 or reduced pursuant to SECTIONS 2.03(a) or 2.07(b)(i)."

            (ii) The definition of "CONSOLIDATED EBITDA" is hereby restated in its entirety to read as follows:

            "CONSOLIDATED EBITDA shall mean, for any trailing twelve-month period, the sum of (i) Consolidated Net Income for such period, plus
            (ii) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization, non-cash compensation on long-term incentive plans, and other non-cash charges to Consolidated Net Income, minus (iii) non-cash credits to Consolidated Net Income, provided, that, the following adjustments shall be made: (a) Consolidated EBITDA for each quarter of 2005 shall be calculated after giving pro forma effect to the Elk City Acquisition and the adjustments described on SCHEDULE 1.01 hereto; and (b) the amount of Consolidated EBITDA attributable to Atlas Arkansas' interest in NOARK shall be (1) for the four fiscal quarters ending September 30, 2005, $13,133,000, and (2) for each of the four fiscal quarters ending December 31, 2005, March 31, 2006, and June 30, 2006, (A) for periods prior to October 31, 2005, Consolidated EBITDA of Atlas Arkansas minus Maintenance Capital Expenditures of Atlas Arkansas, and (B) on or after October 31, 2005, the amount of cash distributions received.

            For purposes hereof, "MAINTENANCE CAPITAL EXPENDITURES" shall mean without duplication for any period, the aggregate of all capital expenditures related to the Pipeline determined in accordance with GAAP, excluding (a) expenditures in respect of any transaction or any series of related transactions to acquire any asset, the acquisition of which is not made to maintain or improve an existing asset and (b) expenditures of any proceeds of any insurance, condemnation award or other compensation paid or payable in respect of any loss or damage to or any condemnation or taking of, any capital asset less the reasonable fees, taxes and expenses paid to collect such proceeds, to rebuild or repair such Pipeline equipment or such other asset."

            (iii) The definition of "CONSOLIDATED FUNDED DEBT" is hereby amended by deleting clause (vii) thereof in its entirety, and replacing it with the following:

                  "(vii) until March 31, 2006, Consolidated Funded Debt shall be calculated excluding debt evidenced by the NOARK Notes; thereafter, to the extent that Atlas Arkansas' portion of the NOARK Notes has not been repurchased, such portion shall be included in such calculations; SWPL's portion of the NOARK Notes shall not be included in such calculations at any time."

            (iv) The definition of "CONSOLIDATED INTEREST EXPENSE" is hereby amended by deleting the word "and" before clause (iii) thereof, and adding the following clause after the word "quarters" at the end of such clause
      (iii):

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            "; and (iv) until March 31, 2006, Consolidated Interest Expense shall be calculated excluding debt evidenced by the NOARK Notes; thereafter, to the extent that Atlas Arkansas' portion of the NOARK Notes has not been repurchased, such portion shall be included in such calculations; SWPL's portion of the NOARK Notes shall be excluded from such calculations; provided, however, such portion shall be included in such calculations to the extent Atlas Arkansas or any other Obligor makes any interest payment with respect to such portion or assumes, directly or indirectly, any liability for any interest payment with respect to such portion"

            (v) The definition of "GUARANTOR" is hereby restated in its entirety to read as follows:

                  "GUARANTOR shall mean each Initial Guarantor and each
            Subsidiary of Borrower hereafter formed or acquired, except for the Unrestricted Entities (if any) and NOARK (unless and until NOARK becomes a Wholly Owned Subsidiary."

            (vi) The definition of "LC COMMITMENT" is hereby amended by replacing the words "Ten Million Dollars ($10,000,000)" therein with the words "Fifty Million Dollars ($50,000,000)".

            (vii) The definition of "MASTER NATURAL GAS GATHERING AGREEMENTS" is hereby restated in its entirety as follows:

                  "MASTER NATURAL GAS GATHERING AGREEMENTS shall mean those
            agreements listed as ITEMS 2, 3, 4, 5 and 6 on SCHEDULE 7.23, as such agreements may be amended, extended, renewed or replaced from time to time."

            (viii) The definition of "PIPELINES" is hereby restated in its entirety as follows:

                  "PIPELINES shall mean the natural gas transportation systems and gas gathering systems and related processing facilities now owned and operated (or in the case of the NOARK Pipeline, operated) as private use gathering systems by the Obligors located in the states of New York, Ohio, Pennsylvania, Oklahoma, Missouri and Texas, and all additions thereto, and such other natural gas gathering systems and related processing facilities owned and operated (or in the case of the NOARK Pipeline, operated) by the Obligors hereafter."

      (b) The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate:

            (i) "ATLAS ARKANSAS means Atlas Arkansas Pipeline LLC, an Oklahoma limited liability company."

            (ii) "NOARK means NOARK Pipeline System, Limited Partnership, an Arkansas limited partnership."

            (iii) "NOARK FINANCE means NOARK Pipeline Finance, L.L.C., an Oklahoma limited liability company, a wholly-owned subsidiary of NOARK."

            (iv) "NOARK NOTES means (i) the 7.15% Notes due 2018 issued by NOARK Finance pursuant that certain Indenture dated as of June 1, 1998, between NOARK Finance and The Bank

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      of New York, as trustee, and (ii) the related Loan Agreement dated as of
      June 1, 1998, between NOARK, as borrower, and NOARK Finance, as lender."

            (v) "NOARK PARTNERSHIP AGREEMENT means that certain Amended and Restated Agreement of Limited Partnership of NOARK dated January 12, 1998 (as the same may be amended, restated, or otherwise modified from time to time).

            (vi) "NOARK PIPELINE means the natural gas transportation system and gas gathering systems owned by NOARK."

            (vii) "SWPL means Southwestern Energy Pipeline Company, an Arkansas corporation."

      (c) Section 2.07 of the Credit Agreement (Prepayments) is hereby amended by replacing subsections (b) and (c) thereof with the following:

            "(b) MANDATORY PREPAYMENTS.

                  (i) Borrower shall prepay the Revolver Principal Debt in an amount equal to 100% of Net Cash Proceeds up to an aggregate amount of One Hundred Seventy-Five Million Dollars ($175,000,000), not later than the third Business Day following the receipt thereof. The Aggregate Maximum Revolver Amount shall be permanently reduced by the amount of each such prepayment made pursuant to this SECTION 2.07(b)(i).

                  (ii) Thereafter, Borrower shall prepay the Principal Debt in an amount equal to Net Cash Proceeds required to maintain a Senior Secured Leverage Ratio of 4.00 to 1.00 or less, not later than the third Business Day following receipt of such Net Cash Proceeds.

                  (iii) Notwithstanding CLAUSES (i) and (ii) above, following mandatory prepayments under CLAUSE (i) in an aggregate of One Hundred Million Dollars ($100,000,000) of Equity Net Cash Proceeds, the receipt by Borrower of subsequent Equity Net Cash Proceeds of up to $40,000,000 shall not trigger a mandatory prepayment of Principal Debt to the extent such proceeds are used to fund the construction of the Sweetwater gas plant in Beckham County, Oklahoma, and associated gathering and pipeline interconnects.

            (c) GENERALLY. Prepayments permitted under this SECTION 2.07 shall be without premium or penalty, except as required under SECTION 5.05 for prepayment of LIBOR Loans. Any voluntary prepayment of the Principal Debt shall be applied to the Revolver Principal Debt and the Term Loan Principal Debt at the Borrower's discretion; provided, that upon any Default or Event of Default, any such prepayment shall be allocated pro rata to each Revolver Lender and each Term Loan Lender in accordance with its Percentage Share of the Principal Debt. Any mandatory prepayment of the Principal Debt under CLAUSE (b)(ii) above shall be applied first against the Term Loan Principal Debt, and the balance, if any, shall be applied against the Revolver Principal Debt. With respect to the Revolver Loans, any mandatory prepayments made pursuant to CLAUSE (b)(ii) above and any voluntary prepayments may be reborrowed subject to the then effective Aggregate Maximum Revolver Amount."

      (d) The following is hereby added to the Credit Agreement as SECTION 2.11:

                  "Section 2.11     INCREASE IN REVOLVER FACILITY.

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                           (a) Provided there exists no Default and subject to
                  the conditions set forth under CLAUSE (e) below, upon notice to the Administrative Agent (which shall promptly notify the Lenders), Borrower may from time to time request an increase in the aggregate Revolver Commitments under the Revolver Facility; provided, that (i) the Aggregate Maximum Revolver Amount shall not exceed $475,000,000, and (ii) such increase of the Revolver Facility shall be in a minimum amount of $25,000,000, or integral multiples of $1,000,000 in excess thereof. At the time of sending such notice, Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolver Lender is requested to respond.

                           (b) Each Revolver Lender shall notify the
                  Administrative Agent within such time period whether or not it agrees to increase its Revolver Commitment and, if so, whether by an amount equal to, greater than, or less than its Percentage Share of such requested increase. Any Revolver Lender not responding within such time period shall be deemed to have declined to increase its Revolver Commitment.

                           (c) The Administrative Agent shall notify Borrower of
                  the Revolver Lenders' responses to the request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the Issuing Bank (which approvals shall not be unreasonably withheld), Borrower may also invite additional Eligible Assignees to become Revolver Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

                           (d) If the aggregate Revolver Commitments are
                  increased in accordance with this Section, the Administrative Agent and Borrower shall determine the effective date (such date, the "INCREASE EFFECTIVE DATE") and the final allocation of such increase. The Administrative Agent shall promptly (i) notify Borrower of the final allocation of such increase in the Revolver Commitment and the Increase Effective Date, and
                  (ii) notify each Revolver Lender of its Revolver Commitment as of the Increase Effective Date.

                           (e) As a condition precedent to such increase,
                  Borrower shall deliver to the Administrative Agent a certificate of each Obligor dated as of the Increase Effective Date signed by a Responsible Officer of such Obligor (i) certifying and attaching the resolutions adopted by such Obligor approving or consenting to such increase, and (ii) in the case of Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in ARTICLE VII and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this SECTION 2.11, the representations and warranties contained in SECTION 7.02 shall be deemed to refer to the most recent statements furnished pursuant to CLAUSES (a) and (b), respectively, of SECTION 8.01, (B) no Default exists, (C) no Material Adverse Effect shall have occurred, and (D) the Senior Secured Leverage Ratio does not exceed 4.00 to 1.00. To the extent necessary to keep the outstanding Revolver Loans ratable with any revised Percentage Shares of the Revolver Lenders arising from any nonratable increase in the Revolver Commitments under this Section, Borrower shall prepay Revolver Loans outstanding on the Increase Effective Date and/or Lenders shall make assignments pursuant to arrangements satisfactory to the Administrative Agent (provided, that in each case, Borrower shall pay any additional amounts required pursuant to SECTION 5.05).

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                        (f) This Section shall supersede any provisions in
            SECTIONS 4.05 or 12.04 to the contrary."

      (e) Section 4.05(a) of the Credit Agreement (Set-off) is hereby amended by adding the following after the word "Subsidiary" therein:

            "(except for NOARK, unless and until NOARK becomes a Wholly Owned Subsidiary)"

      (f) Section 7.07 of the Credit Agreement (Use of Loans) is hereby amended by replacing clause (iii) therein with the following:

            "(iii) for the development of the Pipeline Properties and the acquisition of Pipeline Properties and related assets (or equity interests therein) by the Obligors"

      (g) Section 8.01 of the Credit Agreement (Reporting Requirements) is hereby amended by deleting the phrase "and consolidating" each time it appears in subsections (a) and (b) thereof.

      (h) Section 8.01 of the Credit Agreement (Reporting Requirements) is hereby amended by replacing subsection (e) thereof with the following:

            "(e) REGULATORY FILINGS, ETC. Promptly upon its becoming available,
      (i) each financial statement, report, notice or proxy statement sent by the Borrower to its unitholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Borrower with or received by the Borrower in connection therewith from any securities exchange or the SEC or any successor agency; and (ii) each report, notice, request, application, or other filing or material communication that is filed by the Borrower with or received by the Borrower from the Federal Energy Regulatory Commission or any successor agency."

      (i) Section 8.03(c) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

            "Notwithstanding the foregoing, for so long as NOARK is not a Wholly-Owned Subsidiary, the obligations of Atlas Arkansas under this SECTION 8.03(c) with respect to the NOARK Pipeline shall be limited to actions that Atlas Arkansas is required to take under the NOARK Partnership Agreement."

      (j) Section 8.07 of the Credit Agreement (Reserve Reports) is hereby restated in its entirety to read as follows:

            "Section 8.07     [Reserved]"

      (k) Section 8.09(a) of the Credit Agreement (Lien on Pipeline Properties) is hereby amended by adding the following parenthetical at the end of the first sentence thereof:

            "(except with respect to Pipeline Properties of NOARK, unless and until NOARK becomes a Wholly Owned Subsidiary)"

      (l) Section 8.09(d) of the Credit Agreement (Subordination of Obligors' Liens) is hereby amended as follows:

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            (i) Subsection (iii) thereof is hereby amended by adding the following parenthetical after the words "Pipeline Properties":

            "(except for such Pipeline Properties that are not Mortgaged Properties)"

            (ii) Subsection (v) thereof is hereby amended by adding the following parenthetical after the word "Pipelines":

            "(except for the NOARK Pipeline, for so long as such Pipeline is not a Mortgaged Property)"

      (m) Section 8.13 of the Credit Agreement (Guaranties) is hereby amended by replacing the phrase "(other than the Unrestricted Entities)" therein with the following phrase:

            "(other than the Unrestricted Entities and other than NOARK, unless and until NOARK becomes a Wholly Owned Subsidiary)"

      (n) The following is hereby added to the Credit Agreement as Section 8.15:

            "8.15 NOARK DEBT. Borrower shall not permit Atlas Arkansas to extend, increase, or modify any Debt of NOARK existing as of October 31, 2005, or cause, permit, or approve additional Debt of NOARK after such date, except for Debt of the type permitted in Sections 9.01(a), (c), (d) ,(e), (f), (g), (j), and (k)."

      (o) Section 9.01 of the Credit Agreement (Debt) is hereby amended by renaming clause (j) thereof as "clause (l)" and replacing clause (i) thereof with the following:

            "(i) Debt in an amount not to exceed Two Hundred Seventy-Five Million Dollars ($275,000,000) incurred in connection with a senior or subordinated unsecured note offering with a maturity date at least one year beyond the maturity of the Facilities, the documentation for which contains covenants no more restrictive than those set forth in this Agreement; and

            (j) unsecured guarantees of Subsidiary obligations (other than obligations for borrowed money); and

            (k) Debt evidenced by the NOARK Notes; and"

      (p) Section 9.03(i) of the Credit Agreement (Investments, Loans and Advances) is hereby amended by replacing the words "Fifteen Million Dollars ($15,000,000)" therein with the words "Fifty Million Dollars ($50,000,000)".

      (q) Section 9.13 of the Credit Agreement is hereby restated in its entirety to read as follows:

            "Section 9.13 CONSOLIDATED EBITDA TO CONSOLIDATED INTEREST EXPENSE. Borrower will not permit the ratio of its Consolidated EBITDA to Consolidated Interest Expense as of the end of any fiscal quarter of Borrower (calculated quarterly based upon the four most recently completed quarters) to be less than:

               October 1, 2005 through March 30, 2006           2.50 to 1.00
               March 31, 2006 and thereafter                    3.00 to 1.00"

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      (r) Section 9.14 of the Credit Agreement is hereby restated in its entirety to read as follows:

            "Section 9.14 CONSOLIDATED FUNDED DEBT TO CONSOLIDATED EBITDA. The Borrower will not permit the ratio of its Consolidated Funded Debt to Consolidated EBITDA (the "LEVERAGE RATIO") as of the end of any fiscal quarter of the Borrower (calculated quarterly based upon the four most recently completed quarters, and including pro forma adjustments acceptable to the Administrative Agent following any material acquisition) set forth below to be more than the ratio corresponding to such periods:

               October 1, 2005 through March 30, 2006           6.00 to 1.00
               March 31, 2006 through June 29, 2006             5.75 to 1.00
               June 30, 2006 and thereafter                     4.50 to 1.00"

      (s) Section 9.15 of the Credit Agreement is hereby restated in its entirety to read as follows:

            "Section 9.15 CONSOLIDATED SENIOR SECURED DEBT TO CONSOLIDATED EBITDA. The Borrower will not permit the ratio of its Consolidated Senior Secured Debt to Consolidated EBITDA (the "SENIOR SECURED LEVERAGE RATIO") as of the end of any fiscal quarter of the Borrower (calculated quarterly based upon the four most recently completed quarters, and including pro forma adjustments acceptable to the Administrative Agent following any material acquisition) set forth below to be more than the ratio corresponding to such periods:

              October 1, 2005 through March 30, 2006            6.00 to 1.00
              March 31, 2006 through June 29, 2006              5.75 to 1.00
              June 30, 2006 through September 29, 2006          4.50 to 1.00
              September 30, 2006 and thereafter                 4.00 to 1.00"

      (t) Section 10.01 of the Credit Agreement (Events of Default) is hereby amended by adding the following to the end of subsection (b) thereof:

            "(iii) Any event specified in any note, agreement, indenture or other document evidencing or relating to the NOARK Notes shall occur if the effect of such event is to cause the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause such Debt in excess of $25,000,000 to become due prior to its stated maturity; or"

      (u) Subsections (e), (f), and (g) of Section 10.01 of the Credit Agreement are hereby amended by adding the words "or NOARK" after the word "Obligor" each time such word appears in such subsections.

      (v) Atlas Arkansas is hereby added as a "Guarantor" and an "Obligor" under the Credit Agreement.

      SECTION 3. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Credit Agreement as of the date (the "AMENDMENT EFFECTIVE DATE") that Administrative Agent receives the following (other than (a) Atlas Arkansas' organizational documents under CLAUSE (c) below, and (b) the Opinion of Pray, Walker, Jackman, Williamson & Marlar, Oklahoma counsel to the Borrower, which items are hereby permitted to be delivered after the Amendment Effective Date but no later than one Business Day following the acceptance of such organizational documents by the Oklahoma Secretary of State, or such later date as the Administrative Agent may agree):

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

      (a) sufficient counterparts of this Amendment, executed and delivered to Administrative Agent by (i) each Obligor, (ii) Administrative Agent, (iii) Issuing Bank, and (iv) each Lender;

      (b) replacement Revolver Notes, reflecting the Lenders' revised Revolver Commitments;

      (c) From each Obligor, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions authorizing the execution and performance of (A) this Amendment and the other Loan Documents that such Person is executing in connection herewith, and (B) the Stock Purchase Agreement and each other agreement, document and instrument executed and delivered by Borrower or any other Obligor and any counterparty thereto in connection with the Atlas Arkansas Acquisition, as applicable (collectively, the "ATLAS ARKANSAS ACQUISITION DOCUMENTS"), (ii) the incumbency and signature of the officer executing such documents, and (iii) that there has been no change in such Person's organizational documents since April 14, 2005 (or, if there has been a change, and in the case of Atlas Arkansas' organizational documents attaching a copy thereof);

      (d) A copy of the Atlas Arkansas Acquisition Documents, including without limitation the Escrow Agreement pursuant to which Enogex agrees to deposit into an escrow or similar account an amount sufficient to repurchase the portion guaranteed by Enogex of the 7.15% Notes due 2018 issued pursuant that certain Indenture dated as of June 1, 1998, between NOARK Pipeline Finance, L.L.C., and The Bank of New York, as trustee, and all schedules and exhibits to such Atlas Arkansas Acquisition Documents (as supplemented or amended prior to the Amendment Effective Date), certified by Borrower as true and complete, in form and substance reasonably satisfactory to the Co-Lead Arrangers;

      (e) A duly completed compliance certificate, dated as of the Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, demonstrating pro forma compliance with Sections 9.13, 9.14, and 9.15 of the Credit Agreement as of the end of the most recent fiscal quarter for which Borrower is required to provide financial statements pursuant to Section 8.01 of the Credit Agreement, after giving effect to the Atlas Arkansas Acquisition and after giving effect to any Indebtedness (including the obligations under the Credit Agreement and the other Loan Documents) incurred in connection therewith;

      (f) Such financial statements of NOARK Pipeline System, Limited Partnership ("NOARK"), as may be reasonably requested by Co-Lead Arrangers;

      (g) A certificate signed by a Responsible Officer of Borrower, dated as of the Amendment Effective Date, certifying (a) that the closing of the Atlas Arkansas Acquisition is being consummated on such date; (b) additions as applicable to the Annexes to each Pledge, Assignment, and Security Agreements previously executed by the Obligors to reflect ownership of the Shares; (c) revised Schedules to the Credit Agreement, as applicable; (d) that after giving effect to this Amendment and the revised Schedules to the Credit Agreement and Annexes to the Pledge, Assignment, and Security Agreements, both before and after taking into account the Atlas Arkansas Acquisition and the funding of Loans on such date, the representations and warranties contained in Article VII of the Credit Agreement and in the Security Instruments are true and correct in all material respects on and as of such date except to the extent such representations and warranties relate solely to an earlier date; (e) that after giving effect to this Amendment, both before and after giving effect to the Atlas Arkansas Acquisition, no Default or Event of Default has occurred and is continuing as of such date; (f) that since December 31, 2004, there has occurred no "Material Adverse Effect" (as such term is defined in the Stock Purchase Agreement) with respect to the Borrower; (g) that there is no litigation, investigation or proceeding known to and affecting Borrower or any Affiliate of Borrower for which Borrower is required to give notice pursuant to Section 8.02 of the Credit Agreement; and (h) that there are no actions, suits, investigations or proceedings pending or, to the knowledge of Borrower, threatened in any court or before any arbitrator or governmental authority by or against Borrower, any Guarantor, or any of their respective properties, that (i) if adversely determined, could reasonably be expected to materially and adversely affect Borrower, any Guarantor, or the Mortgaged Property, taken as a whole, or the Shares, or (ii) seek to affect or pertain to any transaction contemplated hereby, the Atlas Arkansas Acquisition, or the ability of Borrower or any Guarantor to perform its obligations under the Loan Documents;

      (h) The Security Instruments listed on SCHEDULE 1 hereto, duly completed and executed in sufficient number of counterparts for recording, if necessary, including delivery of any requisite mortgage tax affidavit and payment for applicable mortgage tax, if any due; all original certificates of partnership units or members' equity, blank stock powers, and Intercompany Notes duly endorsed as required under such Security Instruments.

      (i) A Guaranty Agreement executed by Atlas Arkansas in favor of the Administrative Agent, for the benefit of the Lenders;

      (j) A certificate of a Responsible Officer of Borrower, dated as of the Amendment Effective Date, (a) listing the Material Agreements executed in connection with, or assumed in connection with, the Atlas Arkansas Acquisition, and (b) certifying that Borrower has no knowledge of any material default thereunder by any party thereto;

      (k) An opinion of counsel to the Obligors (including local counsel) acceptable to the Co-Lead Arrangers, with respect to the existence of the Obligors, due authorization and execution of the Amendment, the Atlas Arkansas Acquisition Documents, and the other Loan Documents executed in connection therewith, enforceability of the Amendment, the Atlas Arkansas Acquisition Documents, and such Loan Documents, including without limitation the Security Instruments, under the laws of the states wherein the Mortgaged Properties are located, and other matters incident to the transactions herein contemplated as the Co-Lead Arrangers may reasonably request, each in form and substance satisfactory to the Co-Lead Arrangers;

      (l) Title information as the Co-Lead Arrangers may require setting forth the status of title to the Properties (including, without limitation, the Pipeline Properties (including title to the Pipelines owned by NOARK)) acceptable to the Co-Lead Arrangers;

      (m) Appropriate UCC search certificates and other evidence satisfactory to the Co-Lead Arrangers with respect to the Obligors' Properties reflecting no prior Liens, other than Excepted Liens;

      (n) Environmental assessments and other reports to the extent maintained by the Atlas Arkansas or NOARK covering NOARK's Properties, reporting on the current environmental condition of such Properties, satisfactory to the Co-Lead Arrangers and the Lenders;

      (o) A letter from CT Corporation System, Inc., or other agent acceptable to the Administrative Agent, accepting service of process in the State of New York on behalf of Atlas Arkansas; and

      (p) such other agreements, certificates, documents and evidence of authority as Co-Lead Arrangers, any Lender or counsel to the Co-Lead Arrangers may reasonably request.

      SECTION 4. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. Each of the Obligors represents and warrants to Administrative Agent, Issuing Bank and Lenders, with full knowledge that

Administrative Agent, Issuing Bank, and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

      (a) each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken;

      (b) the Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms;

      (c) this Amendment does not and will not violate any provisions of any of the organizational documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which any Obligor is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Credit Agreement and this Amendment;

      (d) the execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof; and

      (e) no Default exists, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, other than those which have been disclosed to Administrative Agent, Issuing Bank and Lenders in writing.

      SECTION 5. REFERENCE TO AND EFFECT ON THE AGREEMENT.

      (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

      (b) Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect,
(b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (c) the collateral under the Security Instruments is unimpaired by this Amendment.

      SECTION 6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

      SECTION 7. DISCLOSURE OF CLAIMS. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and in order to induce Administrative Agent, Issuing Bank and Lenders to enter into this Amendment, each Obligor represents and warrants that it knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

      SECTION 8. AFFIRMATION OF GUARANTY AGREEMENTS, SECURITY INTEREST.

      (a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment, and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty Agreement and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.

      (b) Obligors hereby confirm and agree that any and all liens, security interest and other security or collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

      SECTION 9. EXISTING REVOLVER LOANS AND LETTERS OF CREDIT The Register located at the Principal Office of the Administrative Agent is hereby updated to reflect the revised Revolver Commitments of the Revolver Lenders. In connection therewith, Borrower, the Administrative Agent, and the Lenders shall make adjustments to (i) the outstanding principal amount of the Revolver Loans (but not any interest accrued thereon prior to the Amendment Effective Date or any accrued commitment fees under the Credit Agreement prior to the Amendment Effective Date), including the borrowing of additional Revolver Loans (which may include LIBOR Loans) and the repayment of Revolver Loans (which may include the prepayment or conversion of LIBOR Loans) plus all applicable accrued interest, fees and expenses as shall be necessary to provide for Revolver Loans by each Revolver Lender in the amount of its new Percentage Share of all Revolver Loans as of the Amendment Effective Date, and (ii) participations in outstanding Letters of Credit as of the Amendment Effective Date to provide for each Revolver Lender's participation in each outstanding Letter of Credit as of the Amendment Effective Date equal to such Revolver Lender's new Percentage Share of the aggregate amount available to be drawn under each such Letter of Credit as of the Amendment Effective Date. In connection with the foregoing, each Revolver Lender shall be deemed to have made an assignment of its outstanding Revolver Loans and Revolver Commitments under the Credit Agreement, and assumed outstanding Revolver Loans and Revolver Commitments of other Revolver Lenders under the Credit Agreement, all at the request of the Borrower, as may be necessary to effect the foregoing, and each such Lender shall be entitled to any reimbursement under Section 5.05 of the Credit Agreement in respect thereof.

      SECTION 10. EXECUTION AND COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

      SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 12. HEADINGS. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

      SECTION 13. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK. SIGNATURE PAGES TO FOLLOW.]

      IN WITNESS WHEREOF, the parties have executed this First Amendment to Credit Agreement as of the day and year first above written.

                           BORROWER:

                           ATLAS PIPELINE PARTNERS, L.P.,
                           a Delaware limited partnership

                           By: Atlas Pipeline Partners GP, LLC,
                               its general partner

                               By: _____________________________________
                                   Michael L. Staines
                                   President and Chief Operating Officer

                           GUARANTORS:

                           ATLAS PIPELINE NEW YORK, LLC,
                           a Pennsylvania limited liability company

                           By: Atlas Pipeline Operating Partnership, L.P.,
                               a Delaware limited partnership
                               and its sole member

                               By: Atlas Pipeline Partners GP, LLC,
                                   a Delaware limited liability company
                                   and its sole general partner

                                   By: _____________________________________
                                       Michael L. Staines
                                       President and Chief Operating Officer

                           ATLAS PIPELINE OHIO, LLC,
                           a Pennsylvania limited liability company

                           By: Atlas Pipeline Operating Partnership, L.P.,
                               a Delaware limited partnership
                               and its sole member

                               By:  Atlas Pipeline Partners GP, LLC,
                                    a Delaware limited liability company
                                    and its sole general partner

                                    By: _____________________________________
                                        Michael L. Staines
                                        President and Chief Operating Officer

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                           ATLAS PIPELINE PENNSYLVANIA, LLC,
                           a Pennsylvania limited liability company

                           By: Atlas Pipeline Operating Partnership, L.P.,
                               a Delaware limited partnership
                               and its sole member

                               By:  Atlas Pipeline Partners GP, LLC,
                                    a Delaware limited liability company
                                    and its sole general partner

                                    By:_____________________________________
                                       Michael L. Staines
                                       President and Chief Operating Officer

                           ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                           By:  Atlas Pipeline Partners GP, LLC,
                                a Delaware limited liability company
                                and its sole general partner

                                   By:_____________________________________
                                      Michael L. Staines
                                      President and Chief Operating Officer

                           ATLAS PIPELINE MID-CONTINENT LLC,
                           a Delaware limited liability company

                           By: Atlas Pipeline Operating Partnership, L.P.,
                               a Delaware limited partnership
                               and its sole member

                               By: Atlas Pipeline Partners GP, LLC,
                                   a Delaware limited liability company
                                   and its sole general partner

                                   By:_____________________________________
                                      Michael L. Staines
                                      President and Chief Operating Officer

                               SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                        ELK CITY OKLAHOMA PIPELINE, L.P.,
                        a Texas limited partnership

                        By: Elk City Oklahoma GP, LLC,
                            a Delaware limited liability company
                            and its sole general partner

                            By: Atlas Pipeline Mid-Continent LLC,
                                a Delaware limited liability company
                                and its sole member

                                By: Atlas Pipeline Operating Partnership, L.P.,
                                    a Delaware limited partnership
                                    and its sole member

                                    By: Atlas Pipeline Partners GP, LLC,
                                        a Delaware limited liability company
                                        and its sole general partner

                                        By:_____________________________________
                                           Michael L. Staines
                                           President and Chief Operating Officer

                           ELK CITY OKLAHOMA GP, LLC,
                           a Delaware limited liability company

                           By: Atlas Pipeline Mid-Continent LLC,
                               a Delaware limited liability company
                               and its sole member

                               By: Atlas Pipeline Operating Partnership, L.P.,
                                   a Delaware limited partnership
                                   and its sole member

                                   By: Atlas Pipeline Partners GP, LLC,
                                       a Delaware limited liability company
                                       and its sole general partner

                                       By:_____________________________________
                                          Michael L. Staines
                                          President and Chief Operating Officer

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                           ATLAS ARKANSAS PIPELINE LLC,
                           an Oklahoma limited liability company

                           By: Atlas Pipeline Mid-Continent LLC,
                               a Delaware limited liability company
                               and its sole member

                               By: Atlas Pipeline Operating Partnership, L.P.,
                                   a Delaware limited partnership
                                   and its sole member

                                   By: Atlas Pipeline Partners GP, LLC,
                                       a Delaware limited liability company
                                       and its sole general partner

                                       By:_____________________________________
                                          Michael L. Staines
                                          President and Chief Operating Officer

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                           ADMINISTRATIVE AGENT, ISSUING BANK
                           AND A LENDER:

                           WACHOVIA BANK, NATIONAL ASSOCIATION

                           By: _____________________________
                               Name: Jay Buckman
                               Title: Vice President

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                           LENDERS:

                           BANK OF AMERICA, N.A.

                           By: _________________________
                                   Name:
                                   Title:

                           BANK OF OKLAHOMA N.A.

                           By: _________________________
                                   Name:
                                   Title:

                           KEYBANK NATIONAL ASSOCIATION

                           By: _________________________
                                   Name:
                                   Title:

                           WELLS FARGO BANK, N.A.

                           By: _________________________
                                   Name:
                                   Title:

                           BNP PARIBAS

                           By: _________________________
                                   Name:
                                   Title:

                           NEWCOURT CAPITAL USA INC.

                           By: _________________________
                                   Name:
                                   Title:

                           COMERICA BANK

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                           By: _________________________
                                   Name:
                                   Title:

                           COMPASS BANK

                           By: _________________________
                                   Name:
                                   Title:

                           CITIBANK TEXAS, N.A.

                           By: _________________________
                                   Name:
                                   Title:

                           FORTIS CAPITAL CORP.

                           By: _________________________
                                   Name:
                                   Title:

                           GUARANTY BANK

                           By: _________________________
                                   Name:
                                   Title:

                           NATIONAL CITY BANK

                           By: _________________________
                                   Name:
                                   Title:

                           NATEXIS BANQUES POPULAIRES

                           By: _________________________
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                           UFJ BANK LIMITED, NEW YORK BRANCH

                           By: _________________________
                                   Name:
                                   Title:

                           WESTLB AG, NEW YORK BRANCH

                           By: _________________________
                                   Name:
                                   Title:

                           By: _________________________
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                   SCHEDULE 1

                              Security Instruments

1. First Amendment to Deed of Trust, Mortgage, Security Agreement and Financing Statement, dated October 31, 2005, from Atlas Pipeline Mid-Continent LLC to Wachovia Bank, National Association, Administrative Agent.

2. First Amendment to Open-End Mortgage, Security Agreement and Financing Statement, dated October 31, 2005, from Atlas Pipeline New York, LLC to Wachovia Bank, National Association, Administrative Agent.

3. First Amendment to Open-End Mortgage, Security Agreement and Financing Statement, dated October 31, 2005, from Atlas Pipeline Ohio, LLC to Wachovia Bank, National Association, Administrative Agent.

4. First Amendment to Open-End Mortgage, Security Agreement and Financing Statement, dated October 31, 2005, from Atlas Pipeline Pennsylvania, LLC to Wachovia Bank, National Association, Administrative Agent.

5. Pledge, Assignment and Security Agreement dated October 31, 2005, from Atlas Arkansas to Wachovia Bank, National Association, as Administrative Agent.